SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant of Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2003

Date of Report (date of earliest event reported)

METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.

a California Limited Partnership
(Exact name of registrant as specified in its charter)

California	0-17660	94-3050708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One California Street, Suite 1400, San Francisco, California 94111

(Address of principal executive offices)

(415) 678-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Proforma Financial Information and Exhibits
Exhibit 99.1

Item 5. Other Events

     On May 14, 2003, Kenneth E. Nelson commenced a tender offer for 30,000 Limited Partnership Assignee Units (the “Units”) of Metric Partners Growth Suite Investors, L.P., a California Limited Partnership (the “Partnership”), if certain conditions were met. By letter dated May 16, 2003, the Partnership advised the holders of Units of its obligations under Rule 14e-2 under the Securities Exchange Act of 1934 and urged the Unit holders to take no action with respect to the tender offer until the managing general partner of the Partnership makes its recommendation on behalf of the Partnership. A copy of the letter to the holders of Units is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

Exhibit No.	Exhibit

99.1	Letter to holders of Units of Metric Partners Growth Suite Investors, L.P. dated May 16, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 16, 2003	METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

	By:	Metric Realty,
an Illinois general partnership, Its Managing General Partner

	By:	SSR Realty Advisors, Inc.,
a Delaware corporation, Its Managing Partner

/s/ Herman H. Howerton Managing Director, General Counsel of SSR Realty Advisors, Inc.